UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 10, 2007

Western Digital Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-08703	33-0956711
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

20511 Lake Forest Drive, Lake Forest, California		92630
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(949) 672-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On September 10, 2007, Western Digital Corporation provided an improved business outlook for its first fiscal quarter ending September 28, 2007. A copy of the press release making this announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference. In the Company’s press release and in its conference call scheduled for 2 p.m. PST/5 p.m. EST today, the Company will report its business outlook for the first fiscal quarter ending September 28, 2007 on both a GAAP and a non-GAAP basis. The non-GAAP measures presented will exclude the impact of the acquisition of Komag, Incorporated from September 5, 2007 (the date of its acquisition by Western Digital Corporation) through the end of September. A reconciliation of the non-GAAP to GAAP information is included in the press release. The Company believes the exclusion of Komag’s operations permits a more meaningful comparison of the updated guidance to the guidance the Company provided on July 26, 2007.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP. As used herein, "GAAP" refers to accounting principles generally accepted in the United States.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
99.1 Press Release issued by Western Digital Corporation on September 10, 2007, providing an improved business outlook for its first fiscal quarter ending September 28, 2007. A copy of the press release making this announcement is attached hereto as Exhibit 99.1.

This Form 8-K contains forward-looking statements, including statements concerning: WD’s current financial outlook for revenue, gross margin, operating expenses, earnings per share and other key metrics for the September quarter; and WD’s expectations regarding the accretive impact of the Komag acquisition on WD’s earnings. These forward-looking statements are based on WD’s current expectations and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements, including the risk that WD’s business will suffer during the integration of WD’s recently acquired media operations; failure to quickly and effectively integrate WD’s recently acquired media technology with WD’s head technology; uncertainties regarding managing relationships with WD’s external media suppliers, media component suppliers, and external media customers; supply and demand conditions in the hard drive industry; actions by competitors; unexpected advances in competing technologies such as flash memory; uncertainties related to the development and introduction of products based on new technologies and successful expansion into new hard drive markets; business conditions and growth in the mobile PC, consumer electronics, enterprise, external hard drive and desktop markets; pricing trends and fluctuations in average selling prices; changes in the availability and cost of specialized product components that WD does not make internally and commodity materials; and other risks and uncertainties listed in WD’s recent Form 10-K filed with the SEC on August 28, 2007, to which your attention is directed. Readers are cautioned not to place undue reliance on these forward-looking statements, which speaks only as of the date hereof, and WD undertakes no obligation to update these forward-looking statements to reflect subsequent events or circumstances.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Western Digital Corporation

September 10, 2007	By:	Raymond M. Bukaty

Name: Raymond M. Bukaty
Title: Senior Vice President, Administration, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by Western Digital Corporation on September 10, 2007